UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 16, 2026

Kairos Pharma, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	001-42275	46-2993314
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2355 Westwood Blvd, #139

Los Angeles, CA 90064

(Address of Principal Executive Offices) (Zip Code)

(310) 948-2356

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	KAPA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 16, 2026, Kairos Pharma, Ltd. (the “Company”) entered into an Agreement for the Support of Investigator / Institution Initiated Research (the “IIR Agreement”) co-developed with Bayer HealthCare Pharmaceuticals Inc. (“Bayer”), pursuant to which Bayer will provide the Company with radium for use in the Company’s study into the therapeutic activity in models of prostate cancer bone metastasis of radium with ENV-105 (carotuximab) (the “Study”).

In exchange, the Company has agreed to provide final analysis, interpretation and conclusions from the Study to Bayer within 6 months of the completion date of the Study. Additionally, while the Company is solely responsible for initiating, managing, and financing the Study, the Company must obtain prior written approval from Bayer prior to making any material changes to Study protocols.

The IIR Agreement contains customary affirmative and negative covenants with respect to the Company, including, among other things, compliance with laws, insurance, and indemnification covenants. Additionally, the IIR Agreement contains customary confidentiality, publication, liability and remedies provisions.

The description of the IIR Agreement contained in this Item 1.01 is qualified in its entirety by reference to the text of the IIR Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On July 22, 2026, the Company published a press release announcing its entry into the IIR Agreement. The Company’s press release is furnished herewith as Exhibit 99.1.

The information provided in this Item 8.01 (including Exhibit 99.1 hereto), is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Agreement for the Support of Investigator / Institution Initiated Research, dated July 16, 2026, between Bayer HealthCare Pharmaceuticals Inc. and Kairos Pharma Ltd.
99.1	Press Release, dated July 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain identified information has been excluded from this Exhibit because it is both (i) not material and (ii) the type of information that the Company treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAIROS PHARMA, LTD.
Dated: July 22, 2026
	By:	/s/ John S. Yu
	Name:	John S. Yu
	Title:	Chief Executive Officer